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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14194, 33-5814, 33-2092, 2-72936, 2-82780,
2-64255, 33-41598, 33-54293, 33-59051, 333-05225, 333-29135, 33-54400,
333-39684, 333-98139, 333-109103, 333-108904, 333-107473 and 333-105661) and on
Form S-3 (No. 333-112012) of Ionics, Incorporated of our report dated March 12, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP
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Boston, Massachusetts
March 15, 2004